Goodwill	12 Months Ended
Jun. 30, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL

NOTE 8 – GOODWILL

The changes in the carrying amount of goodwill for the year ended June 30, 2022 were as follows:

For the year ended June 30, 2022
Balance as of July 1, 2021	$2,444,950
Foreign currency translation adjustment	(81,109)
Balance as of June 30, 2022	$2,363,841

The Company has only one reporting unit. For the years ended June 30, 2021, the Company performed a qualitative assessment of the goodwill for the reporting unit based on the requirements of ASC 350-20. The Company evaluated all relevant factors, weighed all factors in their entirety and concluded that it was not more-likely-than-not that the fair value of the reporting unit was less than its carrying amount. Therefore, further impairment testing on goodwill was unnecessary as of June 30, 2021.

For the year ended June 30, 2022，the Company performed a qualitative assessment of the goodwill for the reporting unit based on the requirements of ASC 350-20，evaluated all relevant factors, weighed all factors in their entirety and concluded that the two-step quantitative impairment test on goodwill was necessary as of June 30, 2022. The Company compared the carrying amount of the reporting unit to the fair value of the reporting unit based on estimated fair value using the income approach and the fair value of the reporting unit exceeded the carrying value of the reporting unit, goodwill is not impaired and the Company is not required to perform further testing, and no impairment loss shall be attributed to the parent or the noncontrolling interest.